Exhibit 99.2

Old National Bancorp Financial Trends First Quarter 2013 April 29, 2013

Please direct inquiries to:

Christopher A. Wolking, Senior Executive Vice President & Chief Financial Officer (812) 464-1322 or Joan M. Kissel, Senior Vice President & Corporate Controller (812) 465-7290

Notes: -Summations may not equal due to rounding.

Old National Bancorp

Financial Summary

First Quarter 2013

				2012				2013
2010	2011	2012		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
			Profitability (in millions)
$38.2	$72.5	$91.7	Net Income (Loss)	$21.7	$27.2	$19.7	$23.0	$23.9
38.2	72.5	91.7	Net Income (Loss) Avail. to Common Shareholders	21.7	27.2	19.7	23.0	23.9
			Diluted EPS
$0.44	$0.76	$0.95	Net Income (Loss) Avail. to Common Shareholders	$0.23	$0.29	$0.20	$0.23	$0.24
			Ratios—Net Income
4.40%	7.24%	8.34%	Return on Average Common Equity	8.34%	10.25%	7.17%	7.73%	8.00%
0.50%	0.86%	1.04%	Return on Average Assets	1.02%	1.27%	0.91%	0.98%	1.01%
79.25%	73.80%	71.83%	Efficiency Ratio (2)	70.88%	69.20%	75.26%	72.15%	68.34%
3.40%	3.87%	4.23%	Net Interest Margin (FTE)	4.20%	4.26%	4.09%	4.34%	4.04%
			Capital Ratios:
			Risk-Based Capital Ratios (EOP):
13.6%	13.5%	13.6%	Tier 1	14.0%	14.6%	12.9%	13.6%	14.1%
14.8%	15.0%	14.7%	Total	15.4%	15.7%	14.1%	14.7%	15.1%
9.0%	8.3%	8.5%	Leverage Ratio (to Average Assets)	8.8%	9.0%	8.8%	8.5%	8.7%
11.46%	11.94%	12.49%	Total Equity to Assets (Averages)	12.22%	12.38%	12.64%	12.68%	12.64%
9.68%	8.97%	9.01%	Tangible Common Equity to Tangible Assets (1)	9.23%	9.40%	9.05%	9.01%	8.96%
			Per Common Share Data:
0.28	0.28	0.36	Cash Dividends Declared	0.09	0.09	0.09	0.09	0.10
64%	37%	38%	Dividend Payout Ratio	39%	31%	44%	39%	42%
10.08	10.92	11.81	Common Book Value (EOP)	11.10	11.34	11.70	11.81	11.83
11.89	11.65	11.87	Market Value (EOP)	13.14	12.01	13.61	11.87	13.75
7.85	7.89	8.17	Tangible Common Book Value (1)	8.09	8.35	8.04	8.17	8.23
			Other Statistics
2,491	2,551	2,684	Full Time Equivalent Employees	2,530	2,613	2,703	2,684	2,589

FTE—Fully taxable equivalent basis

EOP—End of period actual balances

(1)	See Non-GAAP Reconciliation on Page 9.
(2)	Efficiency ratio is defined as noninterest expense before amortization of intangibles as a percent of FTE net interest income and noninterest revenues, excluding net gains from securities transactions. This presentation excludes intangible amortization and net securities gains, as is common in other company releases, and better aligns with true operating performance.

Old National Bancorp

INCOME STATEMENT

($ In Millions except EPS information)

Three Months		Change			First Quarter		Change
2013	2012	$	%		2013	2012	$	%
$86.1	$84.3	$1.8	2.2%	Interest Income	$86.1	$84.3	$1.8	2.2%
7.1	10.0	(2.9)	-29.4%	Less: Interest Expense	7.1	10.0	(2.9)	-29.4%

79.0	74.3	4.8	6.4%	Net Interest Income	79.0	74.3	4.8	6.4%
5.7	5.1	0.6	11.0%	Wealth Management Fees	5.7	5.1	0.6	11.0%
11.1	12.9	(1.8)	-13.7%	Service Charges on Deposit Accounts	11.1	12.9	(1.8)	-13.7%
5.8	6.3	(0.5)	-8.4%	ATM Fees	5.8	6.3	(0.5)	-8.4%
1.3	0.6	0.7	127.7%	Mortgage Banking Revenue	1.3	0.6	0.7	127.7%
10.9	9.6	1.3	13.8%	Insurance Premiums and Commissions	10.9	9.6	1.3	13.8%
3.6	2.9	0.7	22.2%	Investment Product Fees	3.6	2.9	0.7	22.2%
1.6	1.5	0.1	9.9%	Company-owned Life Insurance	1.6	1.5	0.1	9.9%
(2.3)	4.8	(7.1)	-148.3%	Change in Indemnification Asset	(2.3)	4.8	(7.1)	-148.3%
7.6	4.8	2.8	59.5%	Other Income	7.6	4.8	2.8	59.5%

45.3	48.4	(3.1)	-6.4%	Total Fees, Service Charges & Other Rev.	45.3	48.4	(3.1)	-6.4%
1.0	0.5	0.5	94.7%	Gains (Losses) Sales of Securities (1)	1.0	0.5	0.5	94.8%
(0.0)	0.2	(0.2)	-106.8%	Gains (Losses) Derivatives	(0.0)	0.2	(0.2)	-106.8%

46.3	49.1	(2.8)	-5.7%	Total Noninterest Income	46.3	49.1	(2.8)	-5.7%
125.4	123.4	2.0	1.6%	Total Revenues	125.4	123.4	2.0	1.6%
51.0	46.0	4.9	10.7%	Salaries and Employee Benefits	51.0	46.0	4.9	10.7%
12.1	12.5	(0.4)	-3.0%	Occupancy	12.1	12.5	(0.4)	-3.0%
2.9	2.9	0.0	1.4%	Equipment	2.9	2.9	0.0	1.4%
1.2	1.4	(0.2)	-16.4%	Marketing	1.2	1.4	(0.2)	-16.4%
5.2	5.5	(0.2)	-4.3%	Data Processing	5.2	5.5	(0.2)	-4.3%
2.6	2.8	(0.3)	-9.1%	Communication	2.6	2.8	(0.3)	-9.1%
3.7	2.7	0.9	34.7%	Professional Fees	3.7	2.7	0.9	34.7%
1.6	1.6	0.0	0.5%	Loan Expenses	1.6	1.6	0.0	0.5%
0.6	0.8	(0.2)	-24.9%	Supplies	0.6	0.8	(0.2)	-24.9%
1.7	1.4	0.3	18.4%	FDIC Assessment	1.7	1.4	0.3	18.4%
1.0	9.8	(8.8)	-89.7%	Other Real Estate Owned Expense	1.0	9.8	(8.8)	-89.7%
6.7	3.9	2.8	72.3%	Other Expense	6.7	3.9	2.8	72.3%

90.2	91.3	(1.1)	-1.2%	Total Noninterest Expense	90.2	91.3	(1.1)	-1.2%
0.8	2.1	(1.2)	-58.9%	Provision for loan losses	0.8	2.1	(1.2)	-58.9%

34.3	30.1	4.3	14.2%	Income (loss) before Income Taxes	34.3	30.1	4.3	14.2%

10.4	8.3	2.1	24.6%	Total Taxes	10.4	8.3	2.1	24.6%

$23.9	$21.7	$2.2	10.2%	Net Income (Loss)	$23.9	$21.7	$2.2	10.2%

				Diluted EPS
$0.24	$0.23	$0.01	3.1%	Net Income (Loss) Avail to Common	$0.24	$0.23	$0.01	3.1%
				Average Common Shares Outstanding (000’s)
101,081	94,445	6,636	7.0%	Basic	101,081	94,445	6,636	7.0%
101,547	94,833	6,714	7.1%	Diluted	101,547	94,833	6,714	7.1%
101,367	94,674	6,693	7.1%	Common Shares Outstanding (EOP) (000’s)	101,367	94,674	6,693	7.1%

(1)	Includes $1.0 million of net gains and $0.0 million of OTTI in 1Q13 and $0.6 million of net gains and $0.1 million of OTTI in 1Q12.

EOP—End of period actual balances

N/M = Not meaningful

OTTI—Other Than Temporary Impairment

Old National Bancorp

NET INCOME TRENDS

First Quarter 2013

($ In Millions except EPS information)

				2012				2013
2010	2011	2012		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
$296.8	$326.6	$344.7	Interest Income	$84.3	$85.3	$82.8	$92.4	$86.1
78.4	53.7	35.9	Less: Interest Expense	10.0	9.3	8.6	8.0	7.1

218.4	272.9	308.8	Net Interest Income	74.3	76.0	74.1	84.4	79.0
16.1	20.5	21.5	Wealth Management Fees	5.1	5.8	5.2	5.4	5.7
50.0	51.9	51.5	Service Charges on Deposit Accounts	12.9	12.9	12.8	12.9	11.1
23.0	25.2	24.0	ATM Fees	6.3	5.9	5.7	6.1	5.8
2.2	3.3	3.7	Mortgage Banking Revenue	0.6	0.8	0.8	1.6	1.3
36.5	37.0	37.1	Insurance Premiums and Commissions	9.6	9.3	8.7	9.5	10.9
9.2	11.1	12.7	Investment Product Fees	2.9	3.2	3.4	3.3	3.6
4.1	5.3	6.5	Company-owned Life Insurance	1.5	1.5	1.7	1.7	1.6
—	0.4	(3.4)	Change in Indemnification Asset	4.8	(4.0)	(4.9)	0.7	(2.3)
14.4	20.1	21.7	Other Income	4.8	6.7	4.5	5.7	7.6

155.5	174.6	175.4	Total Fees, Service Charges & Other Rev.	48.4	42.1	38.0	46.9	45.3
13.2	7.3	13.6	Gains (Losses) Sales of Securities (1)	0.5	6.2	2.7	4.2	1.0
1.5	1.0	0.8	Gains (Losses) Derivatives	0.2	0.2	0.2	0.2	(0.0)

170.1	182.9	189.8	Total Noninterest Income	49.1	48.5	40.9	51.3	46.3
388.6	455.8	498.6	Total Revenues	123.4	124.5	115.0	135.6	125.4
170.6	189.5	193.9	Salaries and Employee Benefits	46.0	46.8	49.9	51.2	51.0
46.4	51.1	50.9	Occupancy	12.5	13.3	13.5	11.8	12.1
10.6	11.7	11.7	Equipment	2.9	3.0	2.9	3.0	2.9
5.7	6.0	7.5	Marketing	1.4	1.5	1.5	3.0	1.2
21.4	23.0	22.0	Data Processing	5.5	5.9	5.4	5.2	5.2
9.8	10.4	10.9	Communication	2.8	2.6	2.6	2.9	2.6
8.3	15.0	12.0	Professional Fees	2.7	2.6	3.8	2.9	3.7
3.9	4.7	7.0	Loan Expenses	1.6	1.5	1.8	2.1	1.6
2.9	3.8	2.7	Supplies	0.8	0.6	0.7	0.6	0.6
8.4	7.5	6.0	FDIC Assessment	1.4	1.4	1.3	1.9	1.7
2.6	2.0	17.1	Other Real Estate Owned Expense	9.8	1.6	0.4	5.4	1.0
23.6	23.9	23.9	Other Expense	3.9	5.3	5.2	9.5	6.7

314.3	348.5	365.8	Total Noninterest Expense	91.3	86.0	89.0	99.4	90.2
30.8	7.5	5.0	Provision for Loan Losses	2.1	0.4	0.4	2.2	0.8

43.5	99.8	127.8	Income (loss) before Income Taxes	30.1	38.1	25.6	34.0	34.3

5.3	27.3	36.1	Total Taxes	8.3	10.9	5.9	11.0	10.4

$38.2	$72.5	$91.7	Net Income (Loss)	$21.7	$27.2	$19.7	$23.0	$23.9

$0.44	$0.76	$0.95	Net Income (Loss) Avail to Common	$0.23	$0.29	$0.20	$0.23	$0.24
86,785	94,467	96,440	Average Basic Common Shares (000’s)	94,445	94,514	95,690	101,069	101,081
86,928	94,772	96,833	Average Diluted Common Shares (000’s)	94,833	94,871	96,125	101,550	101,547

(1)	Gains (losses) on sales of securities are net of OTTI.

Old National Bancorp

Balance Sheet (EOP)

First Quarter 2013

($ in Millions)

						Change from Prior Year
	3/31/2013	12/31/2012	9/30/2012	6/30/2012	3/31/2012	3/31/2013	vs.	3/31/2012	12/31/2011	12/31/2010
Assets
Fed Reserve Bank Account	$15.2	$41.9	$26.9	$94.1	$13.4	$1.7		13.0%	$26.4	$141.4
Money Market Investments	4.8	3.9	10.2	3.9	3.4	1.4		39.9%	4.8	2.8
Investments:
Treasury & Gov’t Sponsored Agencies	589.4	703.1	577.5	538.5	517.9	71.6		13.8%	416.1	680.9
Mortgage-backed Securities	1,598.2	1,250.6	1,235.9	1,284.2	1,372.7	225.5		16.4%	1,352.2	1,188.3
States & Political Subdivisions	834.4	746.6	727.4	677.9	665.2	169.2		25.4%	619.2	566.3
Other Securities	259.9	244.3	223.5	205.4	202.6	57.3		28.3%	202.0	194.8

Total Investments	3,281.9	2,944.6	2,764.3	2,705.9	2,758.4	523.6		19.0%	2,589.5	2,630.4

Residential Real Estate Loans Held for Sale	14.6	12.6	9.9	4.4	3.9	10.7		275.4%	4.5	3.8
Leases Held for Sale	—	—	—	—	—	—		N/M	—	—
Loans:
Commercial	1,262.7	1,279.2	1,231.4	1,136.7	1,107.0	155.7		14.1%	1,137.0	1,105.3
Commercial Leases	52.4	57.7	62.6	68.9	73.5	(21.1)		-28.8%	79.6	106.1
Commercial & Agriculture Real Estate	1,230.3	1,255.9	1,291.1	1,042.6	1,026.9	203.4		19.8%	1,067.4	942.4
Consumer:
Home Equity	244.3	253.6	263.8	206.0	207.6	36.7		17.7%	216.2	248.3
Other Consumer Loans	643.1	653.3	666.3	649.3	639.7	3.5		0.5%	645.2	676.6

Subtotal of Commercial & Consumer Loans	3,432.9	3,499.6	3,515.1	3,103.5	3,054.7	378.2		12.4%	3,145.4	3,078.7
Residential Real Estate	1,352.7	1,324.7	1,279.2	1,122.8	1,060.0	292.7		27.6%	995.5	664.7
Covered Loans	326.4	372.3	448.8	489.3	548.6	(222.2)		-40.5%	626.4	—

Total Loans	5,112.0	5,196.6	5,243.2	4,715.6	4,663.2	448.8		9.6%	4,767.2	3,743.5

Total Earning Assets	8,428.5	8,199.6	8,054.4	7,523.9	7,442.3	986.2		13.3%	7,392.5	6,521.8

Allowance for Loan Losses	(53.5)	(54.8)	(54.8)	(54.8)	(55.9)	(2.4)		-4.4%	(58.1)	(72.3)
Nonearning Assets:
Cash and Due from Banks	133.9	218.3	180.5	165.1	143.6	(9.6)		-6.7%	191.6	107.4
Premises & Equipment	89.8	89.9	83.3	71.8	73.1	16.8		22.9%	71.9	48.8
Goodwill & Intangible Assets	365.5	368.0	371.2	283.4	284.8	80.7		28.3%	286.8	194.1
Company-owned Life Insurance	272.3	270.6	268.9	251.7	250.2	22.1		8.8%	248.7	226.2
FDIC Indemnification Asset	109.9	116.6	127.8	137.0	154.3	(44.4)		-28.8%	168.9	—
Covered ORE	26.1	26.1	28.8	22.2	24.7	1.4		5.6%	30.4	—
Other Assets	301.1	309.2	323.0	289.3	264.0	37.1		14.1%	276.9	238.0

Total Nonearning Assets	1,298.7	1,398.8	1,383.4	1,220.4	1,194.6	104.0		8.7%	1,275.2	814.4

Total Assets	$9,673.7	$9,543.6	$9,383.0	$8,689.6	$8,581.1	$1,092.6		12.7%	$8,609.7	$7,263.9

Liabilities & Equity
Noninterest-bearing Demand Deposits	$1,973.3	$2,007.8	$1,943.5	$1,847.9	$1,768.0	$205.3		11.6%	$1,728.5	$1,276.0
NOW Accounts	1,691.2	1,827.7	1,694.8	1,603.7	1,558.0	133.2		8.6%	1,569.1	1,297.4
Savings Accounts	1,916.9	1,869.4	1,939.7	1,683.8	1,672.2	244.7		14.6%	1,570.4	1,079.4
Money Market Accounts	294.7	292.9	282.3	283.1	295.3	(0.6)		-0.2%	295.8	334.8
Other Time under $100,000	848.1	915.7	966.0	885.0	951.0	(102.8)		-10.8%	1,004.0	988.7
Other Time $100,000 & over	342.1	365.5	392.0	356.7	402.0	(60.0)		-14.9%	421.9	466.3

Total Core Deposits	7,066.3	7,278.9	7,218.2	6,660.1	6,646.5	419.8		6.3%	6,589.8	5,442.7
Brokered CD’s	—	0.1	3.1	10.1	21.3	(21.3)		-100.0%	21.7	20.2

Total Deposits	7,066.3	7,279.0	7,221.4	6,670.3	6,667.8	398.5		6.0%	6,611.6	5,462.9
Short-term Borrowings	644.0	589.8	452.1	346.0	352.8	291.3		82.6%	424.8	298.2
Long-term Borrowings	536.8	237.5	288.5	273.7	289.5	247.3		85.4%	290.8	421.9

Total Borrowed Funds	1,180.8	827.3	740.6	619.7	642.2	538.6		83.9%	715.6	720.1
Accrued Expenses & Other Liabilities	226.9	242.8	234.3	325.8	220.6	6.3		2.8%	248.9	202.0

Total Liabilities	8,474.0	8,349.1	8,196.3	7,615.8	7,530.6	943.4		12.5%	7,576.1	6,385.1
Common Stock, Surplus & Retained Earnings	1,178.8	1,164.8	1,152.5	1,051.4	1,031.7	147.2		14.3%	1,018.6	880.1
Other Comprehensive Income	20.8	29.8	34.3	22.3	18.7	2.1		11.2%	15.0	(1.3)

Total Shareholders Equity	1,199.7	1,194.6	1,186.8	1,073.7	1,050.4	149.3		14.2%	1,033.6	878.8

Total Liabilities & Shareholders Equity	$9,673.7	$9,543.6	$9,383.0	$8,689.6	$8,581.1	$1,092.6		12.7%	$8,609.7	$7,263.9

EOP—End of period actual balances

N/M = Not meaningful

Old National Bancorp

Balance Sheet Trends

PERIOD AVERAGES

($ in Millions)

2010	2011	2012		2012				2013
				1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
			Assets
$152.3	$146.0	$23.5	Fed Reserve Bank Account	$19.7	$29.2	$21.8	$23.4	$18.4
25.4	6.8	5.6	Money Market Investments	5.8	4.7	4.7	7.3	5.8
			Investments:
1,057.9	613.2	538.2	Treasury & Gov’t Sponsored Agencies	456.6	515.8	557.1	623.4	661.0
1,092.6	1,356.4	1,288.1	Mortgage-backed Securities	1,323.2	1,320.8	1,256.8	1,251.5	1,327.5
536.3	580.9	684.6	States & Political Subdivisions	639.6	680.9	690.5	727.6	794.0
198.7	211.9	214.6	Other Securities	205.8	205.8	213.4	233.2	256.3

2,885.6	2,762.3	2,725.5	Total Investments	2,625.2	2,723.2	2,717.9	2,835.7	3,038.8

4.2	3.5	4.9	Residential Real Estate Loans Held for Sale	3.0	3.3	4.5	8.7	10.7
24.2	—	—	Leases Held for Sale	—	—	—	—	—
			Loans:
1,152.0	1,169.5	1,156.0	Commercial	1,116.9	1,121.9	1,150.1	1,235.3	1,256.2
95.3	92.5	68.3	Commercial Leases	76.4	71.1	65.5	60.0	54.5
1,007.6	1,152.8	1,100.9	Commercial & Agriculture Real Estate	1,037.2	1,016.1	1,086.8	1,263.4	1,235.6
			Consumer:
264.7	258.9	250.7	Home Equity	244.8	235.6	240.4	282.0	270.1
742.7	643.3	621.8	Other Consumer Loans	608.3	614.6	627.2	637.3	626.5

3,262.3	3,317.0	3,197.7	Subtotal of Commercial & Consumer Loans	3,083.6	3,059.3	3,170.0	3,478.0	3,442.9
460.5	822.5	1,150.9	Residential Real Estate	1,025.5	1,091.9	1,176.5	1,309.7	1,338.8
—	301.0	508.9	Covered Loans	599.2	529.0	476.8	430.4	355.1

3,722.9	4,440.5	4,857.5	Total Loans	4,708.4	4,680.2	4,823.4	5,218.1	5,136.8

6,814.6	7,359.1	7,617.1	Total Earning Assets	7,362.1	7,440.6	7,572.3	8,093.3	8,210.5

(73.9)	(70.8)	(56.1)	Allowance for Loan Losses	(56.6)	(57.4)	(54.6)	(56.0)	(53.2)
845.7	1,096.3	1,239.6	Nonearning Assets	1,218.9	1,189.0	1,197.6	1,353.0	1,319.2

$7,586.4	$8,384.7	$8,800.5	Total Assets	$8,524.4	$8,572.2	$8,715.3	$9,390.3	$9,476.6

			Liabilities & Equity
$1,182.7	$1,555.9	$1,828.8	Noninterest-bearing Demand Deposits	$1,734.0	$1,764.0	$1,859.9	$1,957.1	$1,942.1
1,221.4	1,472.7	1,608.6	NOW Accounts	1,535.8	1,604.9	1,573.1	1,720.7	1,726.4
1,043.3	1,384.3	1,728.9	Savings Accounts	1,612.4	1,668.4	1,734.6	1,900.1	1,870.6
361.2	328.6	289.0	Money Market Accounts	292.5	292.7	283.9	286.8	295.4
1,709.2	1,596.8	1,309.5	Other Time	1,392.9	1,295.2	1,227.6	1,322.2	1,232.1

5,517.7	6,338.3	6,764.7	Total Core Deposits	6,567.6	6,625.2	6,679.1	7,187.0	7,066.6

44.4	51.0	10.5	Brokered CD’s	21.5	13.6	5.2	1.7	0.1

5,562.0	6,389.2	6,775.2	Total Deposits	6,589.1	6,638.8	6,684.3	7,188.7	7,066.6

328.5	363.6	413.9	Short-term Borrowings	366.1	356.7	424.3	508.6	684.5
615.0	414.9	280.2	Long-term Borrowings	290.7	289.0	276.3	264.9	294.6

943.5	778.5	694.1	Total Borrowed Funds	656.8	645.7	700.5	773.5	979.1
211.7	215.7	232.2	Accrued Expenses & Other Liabilities	236.4	226.4	228.7	237.4	233.0

6,717.2	7,383.5	7,701.6	Total Liabilities	7,482.4	7,510.9	7,613.5	8,199.6	8,278.8

869.6	990.3	1,072.1	Common Stock, Surplus & Retained Earnings	1,022.7	1,037.6	1,072.8	1,155.2	1,168.8
(0.4)	10.9	26.9	Other Comprehensive Income	19.4	23.7	29.0	35.6	29.0

869.2	1,001.2	1,099.0	Total Shareholders Equity	1,042.0	1,061.3	1,101.8	1,190.7	1,197.7

$7,586.4	$8,384.7	$8,800.5	Total Liabilities & Shareholders Equity	$8,524.4	$8,572.2	$8,715.3	$9,390.3	$9,476.6

Old National Bancorp

Interest Rate Trends (FTE basis)

PERIOD AVERAGES

2010	2011	2012		2012				2013
				1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
			Earning Assets:
			Fed Funds Sold, Resell Agr, Fed Reserve
0.24%	0.33%	0.51%	Bank Acct, & Money Mkt	0.24%	0.13%	0.25%	0.15%	0.22%
			Investments:
3.21%	2.35%	2.35%	Treasury & Gov’t Sponsored Agencies	2.31%	2.37%	2.40%	2.31%	2.24%
3.96%	2.80%	2.26%	Mortgage-backed Securities	2.45%	2.34%	2.27%	1.98%	1.92%
6.19%	5.88%	5.47%	States & Political Subdivisions	5.61%	5.57%	5.45%	5.29%	5.19%
4.68%	4.23%	3.76%	Other Securities	4.20%	3.86%	3.83%	3.39%	3.31%

3.93%	3.30%	3.18%	Total Investments	3.33%	3.27%	3.22%	3.02%	2.96%

			Loans:
4.21%	4.70%	4.87%	Commercial	4.63%	4.62%	4.39%	5.46%	4.44%
6.45%	6.46%	6.36%	Commercial Leases (1)	6.30%	6.72%	6.28%	6.08%	6.08%
4.47%	6.03%	7.22%	Commercial & Agriculture Real Estate	6.92%	7.51%	6.74%	7.22%	7.17%
			Consumer:
3.68%	3.81%	3.78%	Home Equity	3.83%	3.76%	3.79%	3.75%	3.71%
7.15%	7.10%	6.19%	Other Consumer Loans	6.68%	6.26%	5.89%	5.94%	5.88%

4.76%	5.43%	5.79%	Subtotal of Commercial & Consumer Loans	5.87%	6.01%	5.59%	6.14%	5.73%
5.64%	4.87%	4.50%	Residential Real Estate Loans (1)	4.59%	4.65%	4.44%	4.35%	4.15%

5.07%	5.46%	5.56%	Total Loans (1)	5.53%	5.63%	5.25%	5.63%	5.26%

4.55%	4.60%	4.70%	Total Earning Assets	4.73%	4.75%	4.51%	4.69%	4.39%

			Interest-bearing Liabilities:
0.03%	0.04%	0.03%	NOW Accounts	0.03%	0.03%	0.03%	0.03%	0.03%
0.30%	0.29%	0.22%	Savings Accounts	0.25%	0.23%	0.20%	0.19%	0.17%
0.10%	0.10%	0.10%	Money Market Accounts	0.10%	0.10%	0.10%	0.10%	0.08%
2.50%	1.87%	1.70%	Other Time	1.86%	1.82%	1.73%	1.44%	1.42%

1.07%	0.73%	0.54%	Total Interest-bearing Deposits	0.64%	0.58%	0.53%	0.45%	0.42%
4.51%	1.59%	0.78%	Brokered CD’s	0.86%	0.82%	0.48%	0.53%	2.27%

1.11%	0.74%	0.55%	Total Interest-bearing Deposits & CD’s	0.64%	0.58%	0.53%	0.45%	0.42%

0.20%	0.15%	0.13%	Short-term Borrowings	0.14%	0.13%	0.12%	0.13%	0.16%
4.74%	4.16%	2.98%	Long-term Borrowings	2.97%	2.93%	2.98%	2.93%	2.06%

3.16%	2.29%	1.28%	Total Borrowed Funds	1.41%	1.40%	1.25%	1.10%	0.74%

1.47%	0.96%	0.64%	Total Interest-bearing Liabilities	0.73%	0.68%	0.62%	0.53%	0.47%

3.08%	3.64%	4.06%	Net Interest Rate Spread	4.00%	4.07%	3.89%	4.15%	3.92%
3.40%	3.87%	4.23%	Net Interest Margin (FTE)	4.20%	4.26%	4.09%	4.34%	4.04%
$13.5	$11.8	$13.2	FTE Adjustment ($ in millions)	$3.1	$3.3	$3.3	$3.5	$3.9

FTE—Fully taxable equivalent basis

(1)	Includes residential loans and leases held for sale.

Old National Bancorp

Asset Quality (EOP) Excludes Covered Assets (4)

($ in Millions)

2010	2011	2012		2012				2013
				1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
$69.5	$72.3	$57.1	Beginning Allowance for Loan Losses	$57.1	$54.7	$50.4	$50.4	$49.0
30.8	6.5	(1.0)	Provision for Loan Losses	1.0	(3.4)	(0.3)	1.8	(0.6)
(41.3)	(34.1)	(21.4)	Gross Charge-offs	(6.5)	(4.4)	(4.4)	(6.1)	(4.0)
—	—	—	Write-downs from Loans Sold	—	—	—	—	—
13.3	12.4	14.3	Gross Recoveries	3.1	3.5	4.8	2.9	2.9

(28.0)	(21.7)	(7.1)	Net Charge-offs	(3.4)	(0.9)	0.4	(3.2)	(1.1)

$72.3	$57.1	$49.0	Ending Allowance for Loan Losses	$54.7	$50.4	$50.4	$49.0	$47.3

0.75%	0.53%	0.16%	Net Charge-offs / Average Loans (1)	0.33%	0.09%	-0.03%	0.26%	0.10%
$3,722.9	$4,139.5	$4,348.7	Average Loans Outstanding (1)	$4,109.2	$4,151.2	$4,346.6	$4,787.7	$4,781.7
$3,743.5	$4,140.8	$4,824.3	EOP Loans Outstanding (1)	$4,114.7	$4,226.3	$4,794.4	$4,824.3	$4,785.6
1.93%	1.38%	1.02%	Allowance for Loan Loss / EOP Loans (1)	1.33%	1.19%	1.05%	1.02%	0.99%
			Underperforming Assets:
$0.6	$1.1	$1.1	Loans 90 Days & over (still accruing)	$0.4	$0.3	$0.6	$1.1	$2.0
			Non-performing Loans:
70.9	115.3	150.4	Nonaccrual Loans (2)	113.0	99.5	161.6	150.4	145.3
—	1.3	9.2	Renegotiated Loans	1.1	1.2	10.4	9.2	9.1

70.9	116.7	159.5	Total Non-performing Loans	114.1	100.7	172.0	159.5	154.4

5.6	7.1	11.2	Foreclosed properties	6.5	10.8	14.3	11.2	9.1

$77.1	$124.9	$171.8	Total Underperforming Assets	$121.0	$111.7	$186.8	$171.8	$165.5

$174.3	$204.1	$233.4	Classified Loans—“Problem Loans”	$184.0	$146.3	$260.0	$233.4	$221.7
105.6	106.9	59.2	Other Classified Assets	106.4	102.4	56.4	59.2	57.0
84.0	80.1	113.3	Criticized Loans—“Special Mention Loans”	77.1	103.1	135.3	113.3	127.3

$363.9	$391.1	$405.9	Total Classified & Criticized Assets	$367.4	$351.9	$451.7	$405.9	$406.0

1.90%	2.82%	3.31%	Non-performing loans /EOP Loans (1)	2.77%	2.38%	3.59%	3.31%	3.23%
102%	49%	31%	Allowance to Non-performing Loans (3)	48%	50%	29%	31%	31%
2.06%	3.02%	3.56%	Under-performing Assets /EOP Loans (1)	2.94%	2.64%	3.90%	3.56%	3.46%
$7,263.9	$8,609.7	$9,543.6	EOP Total Assets (includes covered assets)	$8,581.1	$8,689.6	$9,383.0	$9,543.6	$9,673.7
1.06%	1.45%	1.80%	Under-performing Assets / EOP Assets	1.41%	1.29%	1.99%	1.80%	1.71%

EOP—End of period actual balances

(1)	Excludes residential loans and leases held for sale.
(2)	Includes $20.8 million in 1Q13 of renegotiated loans.
(3)	Because the acquired loans from Monroe, Integra and IBT were recorded at fair value in accordance with ASC 805 at the date of acquisition, the credit risk is incorporated in the fair value recorded. No allowance for loan losses is recorded on the acquisition date.
(4)	The Company entered into separate loss sharing agreements with the FDIC providing for specified credit loss protection for substantially all acquired single family residential loans, commercial loans, and other real estate owned. At Mar. 31, 2013, approximately $326.4 million of loans and $26.1 million of other real estate owned are covered by the loss sharing agreements. As such, eighty percent of losses incurred on these covered assets will be reimbursed to Old National by the FDIC.

Old National Bancorp

Asset Quality (EOP) Including Covered Assets (4)

($ in Millions)

2010	2011	2012		2012				2013
				1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
$69.5	$72.3	$58.1	Beginning Allowance for Loan Losses	$58.1	$55.9	$54.8	$54.8	$54.8
30.8	7.5	5.0	Provision for Loan Losses	2.1	0.4	0.4	2.2	0.8
(41.3)	(34.9)	(22.3)	Gross Charge-offs	(7.6)	(5.2)	(5.2)	(4.3)	(5.0)
—	—	—	Write-downs from Loans Sold	—	—	—	—	—
13.3	13.2	14.0	Gross Recoveries	3.4	3.6	4.8	2.1	2.9

(28.0)	(21.7)	(8.3)	Net Charge-offs	(4.2)	(1.5)	(0.4)	(2.2)	(2.1)

$72.3	$58.1	$54.8	Ending Allowance for Loan Losses	$55.9	$54.8	$54.8	$54.8	$53.5

0.75%	0.49%	0.17%	Net Charge-offs / Average Loans (1)	0.36%	0.13%	0.03%	0.17%	0.17%
$3,722.9	$4,440.5	$4,857.5	Average Loans Outstanding (1)	$4,708.4	$4,680.2	$4,823.4	$5,218.1	$5,136.8
$3,743.5	$4,767.2	$5,196.6	EOP Loans Outstanding (1)	$4,663.2	$4,715.6	$5,243.2	$5,196.6	$5,112.0
1.93%	1.22%	1.05%	Allowance for Loan Loss / EOP Loans (1)	1.20%	1.16%	1.04%	1.05%	1.05%
			Underperforming Assets:
$0.6	$3.4	$1.1	Loans 90 Days & over (still accruing)	$1.3	$0.9	$0.6	$1.1	$2.0
			Non-performing Loans:
70.9	298.2	254.3	Nonaccrual Loans (2)	271.5	240.5	285.3	254.3	210.5
—	1.3	9.2	Renegotiated Loans	1.1	1.2	10.4	9.2	9.1

70.9	299.5	263.5	Total Non-performing Loans	272.6	241.7	295.7	263.5	219.6

5.6	37.6	37.3	Foreclosed properties	31.2	32.9	43.1	37.3	35.2

$77.1	$340.5	$301.9	Total Underperforming Assets	$305.0	$275.5	$339.4	$301.9	$256.8

$174.3	$404.3	$355.4	Classified Loans—“Problem Loans”	$370.0	$310.9	$408.7	$355.4	$303.1
105.6	106.9	59.2	Other Classified Assets	106.4	102.4	56.4	59.2	57.0
84.0	103.2	122.6	Criticized Loans—“Special Mention Loans”	97.2	119.3	149.6	122.6	141.5

$363.9	$614.4	$537.2	Total Classified & Criticized Assets	$573.6	$532.7	$614.7	$537.2	$501.7

1.90%	6.28%	5.07%	Non-performing loans / EOP Loans (1)	5.85%	5.13%	5.64%	5.07%	4.30%
102%	19%	21%	Allowance to Non-performing Loans (3)	21%	23%	19%	21%	24%
2.06%	7.14%	5.81%	Under-performing Assets / EOP Loans (1)	6.54%	5.84%	6.47%	5.81%	5.02%
$7,263.9	$8,609.7	$9,543.6	EOP Total Assets (includes covered assets)	$8,581.1	$8,689.6	$9,383.0	$9,543.6	$9,673.7
1.06%	3.96%	3.16%	Under-performing Assets / EOP Assets	3.55%	3.17%	3.62%	3.16%	2.65%

EOP—End of period actual balances

(1)	Excludes residential loans and leases held for sale.
(2)	Includes $20.8 million in 1Q13 of renegotiated loans.
(3)	Because the acquired loans from Monroe, Integra and IBT were recorded at fair value in accordance with ASC 805 at the date of acquisition, the credit risk is incorporated in the fair value recorded. No allowance for loan losses is recorded on the acquisition date.
(4)	The Company entered into separate loss sharing agreements with the FDIC providing for specified credit loss protection for substantially all acquired single family residential loans, commercial loans, and other real estate owned. At Mar. 31, 2013, approximately $326.4 million of loans and $26.1 million of other real estate owned are covered by the loss sharing agreements. As such, eighty percent of losses incurred on these covered assets will be reimbursed to Old National by the FDIC.

Old National Bancorp

NON-GAAP MEASURES

First Quarter 2013

($ In Millions except EPS information)

				2012				2013
2010	2011	2012		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
			Actual EOP Balances
$878.8	$1,033.6	$1,194.6	GAAP Shareholders’ Equity	$1,050.4	$1,073.7	$1,186.8	$1,194.6	$1,199.7
			Deduct:
167.9	253.2	338.8	Goodwill	253.2	253.2	339.9	338.8	338.8
26.2	33.6	29.2	Intangibles	31.6	30.2	31.3	29.2	26.7

194.1	286.8	368.0		284.8	283.4	371.2	368.0	365.5

$684.7	$746.8	$826.5	Tangible Shareholders’ Equity	$765.6	$790.3	$815.6	$826.5	$834.2

			Deduct:
—	—	—	Preferred Stock, Surplus & Retained Earnings	—	—	—	—	—

$684.7	$746.8	$826.5	Tangible Common Shareholders’ Equity	$765.6	$790.3	$815.6	$826.5	$834.2

			Actual EOP Balances
$7,263.9	$8,609.7	$9,543.6	GAAP Assets	$8,581.1	$8,689.6	$9,383.0	$9,543.6	$9,673.7
			Add:
0.5	0.6	0.1	Trust Overdrafts	0.1	0.1	1.7	0.1	0.2
			Deduct:
167.9	253.2	338.8	Goodwill	253.2	253.2	339.9	338.8	338.8
26.2	33.6	29.2	Intangibles	31.6	30.2	31.3	29.2	26.7

194.1	286.8	368.0		284.8	283.4	371.2	368.0	365.5

$7,070.3	$8,323.5	$9,175.7	Tangible Assets	$8,296.4	$8,406.2	$9,013.6	$9,175.7	$9,308.4

4,720.9	5,163.5	5,604.9	Risk Weighted Assets	5,147.0	5,099.8	5,604.7	5,604.9	5,595.2
			Actual EOP Balances
$38.2	$72.5	$91.7	GAAP Net Income	$21.7	$27.2	$19.7	$23.0	$23.9
			Add:
4.6	7.0	6.4	Intangible Amortization (net of tax)	1.6	1.5	1.6	1.7	1.9

$42.8	$79.4	$98.1	Tangible Net Income	$23.3	$28.8	$21.3	$24.7	$25.9

			Tangible Ratios
6.26%	10.64%	11.87%	Return on Tangible Common Equity	12.19%	14.55%	10.46%	11.95%	12.42%
0.61%	0.95%	1.07%	Return on Tangible Assets	1.13%	1.37%	0.95%	1.08%	1.11%
9.68%	8.97%	9.01%	Tangible Common Equity to Tangible Assets	9.23%	9.40%	9.05%	9.01%	8.96%
14.50%	14.46%	14.75%	Tangible Common Equity to Risk Wgt Assets	14.88%	15.50%	14.55%	14.75%	14.91%
7.85	7.89	8.17	Tangible Common Book Value (1)	8.09	8.35	8.04	8.17	8.23

Tangible Common Equity is defined as GAAP Shareholders’ Equity less Preferred Stock, Goodwill and Intangibles.

Tangible Common Equity presentation includes Other Comprehensive Income (OCI) as is common in other company releases.

(1)	Tangible Common Shareholders’ Equity Divided By Common Shares Issued and Outstanding at Period-End.